Exhibit 99.1

Bsquare Receives $1.6 Million in Funding from the Paycheck Protection Program

Company serves as essential supplier for many customers amidst

COVID-19 economic crisis

April 16, 2020 - Bellevue, WA – Bsquare Corporation (NASDAQ: BSQR), a builder of technology that is powering the next generation of intelligent devices and systems, today announced the receipt of $1.6 million in funding from the Paycheck Protection Program (PPP).

“We proactively applied for these funds as part of our ongoing contingency planning and preparation,” said Ralph C. Derrickson, President and CEO, Bsquare. “Many of our customers have notified us that we are an essential supplier to their business which has in turn been designated as essential. The SBA PPP funding provides additional options for meeting our commitments to all Bsquare customers in this unprecedented environment. With economic uncertainty affecting all of us, we are pleased to be in position to maintain our personnel levels to continue serving our customers.”

The PPP funding takes the form of a low-interest loan, up to all of which is forgivable if used for qualifying expenses and if other requirements are met.  Qualifying expenses include payroll, benefits, rent and utilities.

Bsquare plans to release Q1 2020 results on May 11, 2020.  The company’s Annual Shareholder meeting will be held in a virtual format on June 11, 2020. Additional information will be provided in the coming weeks.

About Bsquare

Bsquare builds technology that is powering the next generation of intelligent devices and systems in which they operate. We believe this next generation of intelligent systems will help people work more effectively improving quality of life and make better use of the resources of our planet. These devices and systems will be cloud-enabled, contribute critical data, facilitate distributed control and decision making, and will operate securely at scale. We serve a global customer base from offices in Bellevue, Washington and the United Kingdom.  For more information, please visit www.bsquare.com.

Cautionary Note Regarding Forward-Looking Statements

Exhibit 99.1

This release contains “forward-looking statements” within the meaning of the safe-harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “expect,” “believe,” “plan,” “strategy,” “future,” “may,” “should,” “will,” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our use of proceeds from the PPP loan, ability to have the PPP loan forgiven, and our ability to achieve our business plans, strategies and expectations. Forward-looking statements are neither historical facts nor assurances about future performance. Instead, they are based on current beliefs, expectations and assumptions about the future of our business and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others: our ability to execute our development initiatives and sales and marketing strategies; the extent to which we are successful in gaining new long-term customers and retaining existing ones; whether we are able to maintain our favorable relationship with Microsoft as a systems integrator and distributor; our success in leveraging strategic partnering initiatives with companies such as Microsoft, AWS and Intel; and such other risk factors as discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. Except as may be required by law, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts -

Bsquare Contact:

Steven Gottlieb

Bsquare

+1 206.427.9591

steveng@bsquare.com

Investor Contact:

Leslie Phillips

The Blueshirt Group

+ 1 415.217.5869

leslie@blueshirtgroup.com